M-WISE, INC.
INTERNATIONAL SHARE OPTION PLAN (2001)
SHARE OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the International Share Option Plan (2001) ("Plan") shall all have the same defined meanings in this Share Option Agreement.
I        NOTICE OF SHARE OPTION GRANT

The undersigned Optionee has been granted an Option to purchase
Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:
Grant Number                                         _________________________
Date of Grant                                        _________________________
Vesting Commencement Date                            _________________________
Exercise Price per Share                               _________________________
Total Number of Shares Granted                        __________________________
Total Exercise Price                                 __________________________

Term/Expiration Date:                                ________

Vesting Schedule:
 This Option shall be exercisable  according to the following  vesting schedule:
33% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 33% of the Shares subject to the Option shall vest at the end of each twelve-month period thereafter, subject to Optionee's continuing to be a Service Provider on such datesTermination Period: Subject to the provisions of Section 9 of the Plan, this Option shall be exercisable for thirty (30) days following the earlier of termination or notice of termination of employment. Upon Optionee's death or Disability, this Option may be exercised for one year thereafter. In no event may Optionee exercise this Option: (i) after the Term/Expiration Date as provided above. II. AGREEMENT 1. Grant of Option. The Board hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of this Option Agreement shall prevail.

2.       Exercise of Option.
(i) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement. (ii) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Appendix A (the "Exercise Notice") which shall state the election to exercise


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the  Option,  the  number of Shares  with  respect  to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.
         No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise complies with Applicable Laws. As set forth in Section 9 of the Plan, Shares issued pursuant to the exercise of this option will be issued in the name of the Trustee to the Trustee, to be held by the Trustee on behalf of the Optionee until the initial underwritten public offering of equity securities of the Company. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. 3. Proxy and Power of Attorney. In order to guarantee, and without derogating from the aforesaid, and because the rights of the Company and the other shareholders are dependent thereon, the Optionee shall, upon signing this Agreement and as a condition to the grant of any options hereunder, execute the Proxy and Power of Attorney attached to the Plan as Appendix B, or in such other form as shall be approved by the Board, irrevocably empowering the Trustee, until consummation of the IPO, to sign in Optionee's name on any document as aforesaid, and the Optionee shall have no complaint or claim against the Trustee in respect of such signature. The Optionee will authenticate his signature in the presence of a notary if he shall be asked to do so by the Company, in order to give full validity to the Power of Attorney. 4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period. 5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (i) cash or check; or (ii) consideration received by the Company under a formal cashless exercise program adopted by the Company in its sole and absolute discretion in connection with the Plan.


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6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law. 7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. 8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. 9. Tax Consequences. The Optionee hereby covenants, whether the provisions of the Applicable Laws shall apply to the Optionee or not, to bear all tax obligations, levies, fines and other payments concerning the Optionee which shall be imposed by the tax authorities (whether in the United States or elsewhere) and any other obligation from whatever source including but no limited to the obligations of the Optionee and/or the Company and/or any Related Company and/or the Trustee arising out of the Plan (including granting of the Option, exercise of the Option, issue of the Shares, transfer of the Shares into the Optionee's name and the sale thereof by the Optionee and/or by the Trustee). Without derogating from the generality of the aforesaid the Optionee's obligations in this regard shall include, income tax, stamp tax, employer's tax, capital gains tax, social security insurance and any other tax, levy or payment which the Optionee or the Company and/or any Related Company is or shall be obliged to pay because of the Option or the Shares (including deductions at source which the Company is obliged to make for tax imposed upon the Optionee) and the Optionee shall indemnify the Company and/or any Related Company and/or the Trustee for every charge or payment as aforesaid, which may be deducted or set off from any amounts payable to the Optionee.

10. Entire Agreement; Governing Law; Disputes. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Agreement shall be governed by and construed in accordance with the laws of the UK and the Plan shall be governed by and construed in accordance with the laws of the United States and, subject to the provisions of the next paragraph, the competent courts in the London district shall have exclusive jurisdiction with respect to any matter or conflict with respect thereto.
         As a condition of the granting of the Option, the Optionee and the Optionee's successors and assigns agree that any dispute or


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disagreement  that shall arise under or as a result of this  Agreement  shall be determined by the Board of Directors of the Company (the "Board"), or any committee designated by the Board pursuant to the Plan, in its sole discretion and judgment and that any such determination and any interpretation by the Board or any such committee of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes. 11. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR ANY RELATED COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE
FURTHER   ACKNOWLEDGES   AND  AGREES  THAT  THIS  AGREEMENT,   THE  TRANSACTIONS
CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as
binding,   conclusive  and  final  all  decisions  or   interpretations  of  the
Administrator upon any questions arising under the Plan or this Option. Optionee is aware and agrees that the Company intends to issue additional shares in the future to various entities and individuals, including preferred shares that will entitle their holder to preferred rights over the holder of Ordinary Shares, as the Company in its sole discretion shall determine. Optionee further agrees to notify the Company upon any change in the residence address indicated below. OPTIONEE M-WISE, INC.


Signature                  By

Print Name                          Title


Residence Address
EXHIBIT A
INTERNATIONAL SHARE OPTION PLAN (2001)
UK OPTION AGREEMENT
EXERCISE NOTICE

M-WISE, INC.
[Address]

Attention: [Title]


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1.       Exercise of Option.  Effective as of today,
                                                    ,        ,
the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ Common Stock (the "Shares") of m-Wise, Inc. (the "Company") under and pursuant to the International Share Option Plan (2001) (the "Plan") and the Share Option Agreement dated , (the "Option Agreement"). 2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement. 3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. 4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in
Section 11 of the Plan. 5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice. 6. Restrictive Legends and Stop-Transfer Orders. (i) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws: THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE SHAREHOLDERS OF THE ISSUER OR THEIR ASSIGNEE(S) AS SET FORTH IN THE ARTICLES OF ASSOCIATION OF THE ISSUER, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES. (ii) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfeagent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.


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(iii) Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred. 7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be
binding  upon  Optionee  and  his  or  her  heirs,  executors,   administrators,
successors  and  assigns.   8.   Interpretation.   Any  dispute   regarding  the
interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties. 9. Governing Law; Severability; Disputes. This Agreement shall be governed by and construed in accordance with the laws of the UK and the Plan shall be governed by and construed in accordance with the laws of the United States and, subject to the provisions of the next paragraph, the competent courts in the London district shall have exclusive jurisdiction with respect to any matter or conflict with respect thereto.
         As a condition of the granting of the Option, the Employee and the Employee's successors and assigns agree that any dispute or disagreement that shall arise under or as a result of this Agreement shall be determined by the Board of Directors of the Company (the "Board"), or any committee designated by the Board pursuant to the Plan, in its sole discretion and judgment and that any such determination and any interpretation by the Board or any such committee of the terms of this Agreement shall be final and shall be binding and conclusive for all purposes. 10. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. Submitted by: Accepted by: OPTIONEE M-WISE, INC.


Signature                  By

Print Name                          Title
Address:                   Address:




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                           Date Received

EXHIBIT B

U.S. SHARE OPTION PLAN (2001)

UK OPTION AGREEMENT


IRREVOCABLE PROXY AND POWER OF ATTORNEY



I, the undersigned, __________, hereby appoint ______________________ or whoever shall replace him as trustee pursuant to m-Wise, Inc.'s Employee Share Option Plan (2000) (hereinafter: the "Trustee", the "Company" and the "Plan" respectively) as my proxy to participate and vote (or abstain) for me and on my behalf as he at his sole discretion of shall deem appropriate, on all matters at all meetings of shareholders of the Company (whether ordinary, extraordinary or otherwise), on behalf of all the shares and/or options of the Company held by the Trustee on my behalf and hereby authorize and grant a power of attorney to the Trustee as follows:

I hereby authorize and grant power of attorney to the Trustee for as long as any shares or options which were allotted or granted on my behalf are held by the Trustee or registered in his name, or for as long as the certificates representing any shares are held by the Trustee, to exercise every right, power and authority with respect to the Shares and/or Options and to sign in my name and on my behalf any document (including any agreement, including a merger agreement of the Company or an agreement for the purchase or sale of assets or shares (including the Shares of the Company held on my behalf) and any and all documentation accompanying any such agreements, such as, but not limited to, decisions, requests, instruments, receipts and the like), and any affidavit or approval with respect to the Shares and/or Options or to the rights which they represent in the Company in as much as the Trustee shall deem it necessary or desirable to do so. In addition and without derogating from the generality of the foregoing, I hereby authorize and grant power of attorney to the Trustee to sign any document as aforesaid and any affidavit or approval (such as any waiver of rights of first refusal to acquire shares which are offered for sale by other shareholders of the Company and/or any preemptive rights to acquire any shares being allotted by the Company, in as much as such rights shall exist pursuant to the Company's Articles of Association as shall be in existence from time to time) and/or to make and execute any undertaking in my name and on my behalf if the Trustee shall, at his sole discretion, deem that the document, affidavit or approval is necessary or desirable for purposes of any placement of securities of the Company, whether private or public (including lock-up arrangements and undertakings), whether in the


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United States or elsewhere, for purposes of a merger of the Company with another entity, whether the Company is the surviving entity or not, for purposes of any reorganization or recapitalization of the Company or for purposes of any purchase or sale of assets or shares of the Company.

This Proxy and Power of Attorney shall be interpreted in the widest possible sense, in reliance upon the Plan and upon the goals and intentions thereof, and in accordance with the instructions of the Board of Directors of the Company (the "Board") (including any committee designated by the Board pursuant to the Plan) and its determinations.

This Proxy and Power of Attorney shall expire and cease to be of force and effect immediately after the consummation of the initial public offering of the Company's shares, pursuant to an effective registration statement, prospectus or similar document in the United States or such other jurisdiction as is determined by the Board and shall be irrevocable until such time as the rights of the Company and the Company's shareholders are dependent hereon. The expiration of this Power of Attorney shall in no manner effect the validity of any document (as aforesaid), affidavit or approval which has been signed or given as aforesaid prior to the expiration hereof and in accordance herewith.


IN WITNESS WHEREOF, I have executed this Proxy and Power of Attorney on the __ day of _______, 2001.


----------------



CONFIRMATION

I, the undersigned, ________, hereby confirm the signature of ___________ which appears above.

---------------





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